Allstate Life Insurance Company
Allstate Financial Advisors Separate Account I

Supplement dated July 1, 2016
To Allstate Life Insurance Company
Prospectus dated April 29, 2016

Allstate Life Insurance Company of New York
Allstate Life of New York Separate Account A

Supplement dated July 1, 2016
To Allstate Life Insurance Company of New York
Prospectus dated May 1, 2009, as supplemented

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read and retained with the current Prospectus for your Annuity.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own.  If you would like another copy of the current Prospectus, please contact us at 1-866-695-2647 (or if your annuity is issued in New York, please call 1-877-234-8688).

We are issuing this Supplement to reflect changes to the expenses of certain of the Advanced Series Trust Portfolios.  Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own.  Accordingly, we make the following changes to your Annuity Prospectus:

The annual expenses for certain portfolios of the Advanced Series Trust Portfolios have been changed.  The table captioned “Underlying Mutual Fund Portfolio Annual Expenses” in the “Summary of Contract Fees and Charges” section of the Prospectus is revised as follows:

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015 (restated to reflect current fees as of July 1, 2016)
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST AQR Large-Cap Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.09%	0.73%
AST Cohen & Steers Realty Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.07%	1.03%
AST Goldman Sachs Global Income Portfolio*	0.63%	0.05%	0.25%	0.00%	0.00%	0.00%	0.93%	0.03%	0.90%
AST Goldman Sachs Multi-Asset Portfolio*	0.76%	0.05%	0.25%	0.00%	0.00%	0.02%	1.08%	0.14%	0.94%
AST International Growth Portfolio*	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.01%	1.09%
AST Prudential Core Bond Portfolio	0.47%	0.02%	0.25%	0.00%	0.00%	0.00%	0.74%	0.00%	0.74%
AST Wellington Management Real Total Return Portfolio*	1.04%	1.23%	0.25%	0.00%	0.00%	0.03%	2.55%	1.10%	1.45%
AST Western Asset Core Plus Bond Portfolio*	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.04%	0.74%

*See notes immediately below for important information about this fund.

AST AQR Large-Cap Portfolio The Manager has contractually agreed to waive 0.086% of its investment management fee through June 30, 2017. This waiver may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Realty Portfolio The Manager has contractually agreed to waive 0.07% of its investment management fee through June 30, 2017. This waiver may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Global Income Portfolio The Manager has contractually agreed to waive 0.029% of its investment management fee through June 30, 2017. This waiver may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio The Manager has contractually agreed to waive 0.144% of its investment management fee through June 30, 2017. This waiver may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2017. This waiver may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Real Total Return Portfolio The Manager has contractually agreed to waive 0.133% of its investment management fee through June 30, 2017.  In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.42% of the average daily net assets of the Portfolio through June 30, 2017. These arrangements may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Core Plus Bond Portfolio The Manager has contractually agreed to waive 0.04% of its investment management fee through June 30, 2017. This waiver may not be terminated without the prior approval of the Trust’s Board of Trustees.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ACCESSSUP1